Other current receivables	12 Months Ended
Dec. 31, 2025
Other current receivables.
Other current receivables

10.Other current receivables

	As of
	December 31,
In CHF thousands	2025	2024
Other current receivable	80	144
Swiss VAT	241	271
Withholding tax	657	689
Total other current receivables	978	1,104

The maturity of these assets is less than 3 months. The Company considers the counterparty risk as low and the carrying amount of these receivables is considered to approximate their fair value.